Adviser

Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm

KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
Boston, Massachusetts 02116
Transfer Agent & Registrar

DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website

www.barings.com/funds/closed-end-funds/
barings-corporate-investors

Barings Corporate Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy

Barings Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Barings LLC ("Barings") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.barings.com/funds/closed-end-funds/barings-corporate-investors; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: http://www.barings.com/funds/closed-end-funds/barings-corporate-investors; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly be federal or state securities laws that may not be waived.

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

TO OUR SHAREHOLDERS
October 31, 2016

We are pleased to present the September 30, 2016 Quarterly Report of Barings Corporate Investors (the "Trust").

As I am sure you have noticed, in September we changed the name of the Trust from Babson Capital Corporate Investors to Barings Corporate Investors. The name change was made to clarify the Trust's relationship with the Trust's investment adviser, Barings LLC. Barings LLC, and its predecessors, has been the investment adviser for the Trust since the Trust's inception in 1971, and will continue in this capacity. Other than the name of the Trust, nothing else has changed – the Trust's investment objectives, philosophies and policies are unchanged; even the Trust's New York Stock Exchange trading symbol, "MCI", is unchanged. All we have is a new name – Barings Corporate Investors.

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on November 18, 2016 to shareholders of record on November 7, 2016. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.27 per share of net investment income for the third quarter of 2016, compared to $0.28 per share in the previous quarter.

During the third quarter, the net assets of the Trust increased to $291,471,802 or $14.76 per share, compared to $285,537,748 or $14.48 per share on June 30, 2016. This translates into a 4.1% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 9.1%, 10.8%, 12.2%, 10.3%, and 13.6% for the 1-, 3-, 5-, 10-, and 25-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price decreased 4.3% during the quarter, from $17.97 per share as of June 30, 2016 to $17.19 per share as of September 30, 2016. The Trust's market price of $17.19 per share equates to a 16.5% premium over the September 30, 2016 net asset value per share of $14.76. The Trust's average quarter-end premium for the 3-, 5- and 10-year periods was 11.4%, 16.0% and 13.2%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 9.0% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 5.6% for the quarter.

The Trust closed two new private placement investments, as well as four add-on investments in existing portfolio companies, during the third quarter. The two new investments were in Dunn Paper and Happy Floors Acquisition, Inc., while the four add-on investments were in Clarion Brands Holding Corp., CTM Holding, Inc., ERG Holding Company LLC and HVAC Holdings, Inc. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $10,809,000.

While deal flow remained relatively steady, our investment activity measured by new closed platform investments moderated during the third quarter as several opportunities took longer to complete and therefore did not close during the quarter. Some of these opportunities have now, in fact, closed allowing the fourth quarter to start off with good momentum. With a steady pipeline of investment opportunities, we remain cautiously optimistic about the prospects for new investment activity for the balance of 2016 and into early 2017. That said, high purchase price multiples, aggressive credit terms, increased competition in middle market finance, and the 2016 election all may have an impact on investment activity in the near term. Purchase multiples continue to remain above historical averages, and while leverage multiples appear to have stabilized, they also remain above historical averages. Furthermore, credit terms have loosened somewhat which has added risk to investment opportunities. While we continue to actively pursue new investments on behalf of the Trust, we do so cautiously and with credit discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken.

The Trust's remaining portfolio remains in good condition with the number of companies on our watch list and/or in default continuing to be below historical averages. We exited four investments during the quarter, three of which resulted in realized gains while one long-time troubled investment, Airworx, resulted in a loss. In one of the three successful exits, the Trust subsequently reinvested with the new buyer. We also had one company fully prepay its subordinated notes, one company partially prepay its subordinated notes, and one company refinance its subordinated debt with the Trust participating in the issue of new subordinated notes. Of note, the Trust continues to hold investments in a number of companies that we expect to be sold over the next two to three quarters.

While the Trust was able to maintain its $0.30 per share quarterly dividend for the third quarter, we must make note again, as we have for several quarters now, that this dividend level may not be sustainable. The Trust's net investment income per share from recurring sources of $0.29 for the third quarter was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the

(Continued)

second quarter of 2012. As we have discussed in prior reports, net investment income is down principally due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exit and prepayment activity that occurred in 2013 and 2014, and the challenges of replacing that level of exits and prepayments in a prudent and timely manner. Furthermore, competitive market conditions have put downward pressure on investment returns from what they were just a couple of years ago. While we have made some progress in rebuilding the private portfolio of late, it remains below its former size. Unless market conditions change dramatically, it is unlikely that we will be able to completely rebuild the portfolio back to its former size in the near term and grow net investment income sufficiently to maintain the quarterly dividend at current levels. We have been able to maintain the $0.30 per share quarterly dividend with recurring income, supplemented with non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust's dividend-paying ability tends to be correlated with its recurring earnings capacity. This quarter, the Trust utilized $0.03 per share of earnings carry-forwards to maintain the $0.30 per share quarterly dividend ($0.01 to maintain the dividend and $0.02 to off-set a non-recurring write-off). Barring an unforeseen favorable change in the market or significant non-recurring income events, it is a distinct possibility that we may have to reduce the dividend in the future from the current $0.30 per share quarterly rate to a level that is consistent with the Trust's recurring income levels. We and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Robert M. Shettle
President

Portfolio Composition as of 9/30/16*

Public Debt
10.9%
Public Equity
0.0%
Public Bank Loans
1.3%
Cash & Short-Term
Investments
5.5%
Private / Restricted
Equity
15.7%
Private Debt
66.6%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)

Corporate restricted securities at fair value (Cost - $206,022,921)	$210,946,293

Corporate restricted securities at market value (Cost - $60,740,056)	60,779,381

Corporate public securities at market value (Cost - $38,516,385)	38,867,685

Total investments (Cost - $305,279,362)	310,593,359
Cash	18,201,333
Interest receivable	3,027,366
Other assets	48,894

Total assets	331,870,952

Liabilities:
Note payable	30,000,000
Payable for investments purchased	5,497,594
Deferred tax liability	2,376,427
Investment advisory fee payable	1,803,154
Interest payable	202,400
Tax payable	103,128
Accrued expenses	416,447

Total liabilities	40,399,150

Total net assets	$291,471,802

Net Assets:
Common shares, par value $1.00 per share	$19,751,055
Additional paid-in capital	112,824,332
Retained net realized gain on investments, prior years	143,724,071
Undistributed net investment income	8,037,667
Accumulated net realized gain on investments	4,197,107
Net unrealized appreciation of investments	2,937,570

Total net assets	$291,471,802

Common shares issued and outstanding (28,054,782 authorized)	19,751,055

Net asset value per share	$14.76

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2016
(Unaudited)

Investment Income:
Interest	$19,542,336
Dividends	276,751
Other	324,336

Total investment income	20,143,423

Expenses:
Investment advisory fees	2,686,242
Interest	1,188,000
Trustees' fees and expenses	292,500
Professional fees	157,668
Reports to shareholders	85,500
Custodian fees	25,200
Other	105,240

Total expenses	4,540,350

Investment income - net	15,603,073

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	2,741,636
Income tax expense	(394,709)

Net realized gain on investments after taxes	2,346,927

Net change in unrealized appreciation of investments before taxes	9,187,516

Net change in deferred income tax expense	(1,248,250)

Net change in unrealized appreciation of investments after taxes	7,939,266

Net gain on investments	10,286,193

Net increase in net assets resulting from operations	$25,889,266

See Notes to Consolidated Financial Statements

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED STATEMENT OF CASH FLOWS
For the nine months ended September 30, 2016
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$6,919,155
Purchases of portfolio securities	(63,420,629)
Proceeds from disposition of portfolio securities	68,941,480
Interest, dividends and other income received	18,256,909
Interest expense paid	(1,188,000)
Operating expenses paid	(2,321,077)
Income taxes paid	(1,681,813)
Net cash provided by operating activities	25,506,025

Cash flows from financing activities:
Cash dividends paid from net investment income	(17,724,982)
Receipts for shares issued on reinvestment of dividends	1,492,818
Net cash used for financing activities	(16,232,164)

Net increase in cash	9,273,861
Cash - beginning of year	8,927,472

Cash - end of period	$18,201,333

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$25,889,266

Increase in investments	(7,373,066)
Decrease in interest receivable	482,512
Decrease in other assets	17,300
Increase in payable for investments purchased	5,497,594
Increase in deferred tax liability	1,248,250
Increase in investment advisory fee payable	940,919
Decrease in tax payable	(1,287,104)
Increase in accrued expenses	90,354

Total adjustments to net assets from operations	(383,241)

Net cash provided by operating activities	$25,506,025

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 09/30/2016 (Unaudited)	For the year ended 12/31/2015
Increase/(decrease) in net assets:
Operations:

Investment income - net	$15,603,073	$20,423,963
Net realized gain on investments after taxes	2,346,927	1,884,370
Net change in unrealized appreciation/(depreciation) of investments after taxes	7,939,266	(5,025,211)

Net increase in net assets resulting from operations	25,889,266	17,283,122

Increase from common shares issued on reinvestment of dividends
Common shares issued (2016 - 86,351; 2015 - 131,288)	1,492,818	2,041,729

Dividends to shareholders from:

Net investment income (2016 - $0.60 per share; 2015 - $1.20 per share)	(11,825,571)	(23,539,826)

Total increase/(decrease) in net assets	15,556,513	(4,214,975)

Net assets, beginning of period/year	275,915,289	280,130,264

Net assets, end of period/year (including undistributed net investment income of $8,037,667 and $4,260,165, respectively)	$291,471,802	$275,915,289

See Notes to Consolidated Financial Statements

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2016 (Unaudited)	For the years ended December 31,
		2015	2014	2013	2012
Net asset value:
Beginning of period/year	$14.03	$14.34	$13.85	$13.38	$12.69

Net investment income (a)	0.79	1.04	1.23	1.18	1.28
Net realized and unrealized gain (loss) on investments	0.52	(0.16)	0.45	0.48	0.69

Total from investment operations	1.31	0.88	1.68	1.66	1.97

Dividends from net investment income to common shareholders	(0.60)	(1.20)	(1.20)	(1.20)	(1.25)
Dividends from realized gain on investments to common shareholders	—	—	—	—	(0.05)
Increase from dividends reinvested	0.02	0.01	0.01	0.01	0.02

Total dividends	(0.58)	(1.19)	(1.19)	(1.19)	(1.28)

Net asset value: End of period/year	$14.76	$14.03	$14.34	$13.85	$13.38

Per share market value:
End of period/year	$17.19	$17.25	$15.89	$14.93	$15.28

Total investment return
Net asset value (b)	9.62%	6.20%	13.78%	12.76%	17.07%
Market value (b)	3.06%	17.01%	16.53%	5.93%	(7.11%)
Net assets (in millions):
End of period/year	$291.47	$275.92	$280.13	$268.69	$257.38
Ratio of total expenses to average net assets	2.32%(d)	2.56%	3.66%	2.42%	3.17%
Ratio of operating expenses to average net assets	1.58%(d)	1.67%	1.65%	1.64%	1.66%
Ratio of interest expense to average net assets	0.56%(d)	0.55%	0.57%	0.59%	0.63%
Ratio of income tax expense to average net assets (c)	0.18%(d)	0.34%	1.44%	0.19%	0.88%
Ratio of net investment income to average net assets	7.33%(d)	7.12%	8.57%	8.50%	9.78%
Portfolio turnover	23%	29%	38%	34%	34%

(a)	Calculated using average shares.
(b)	Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)	As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.
(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$10,716	$10,197	$10,338	$9,956	$9,579

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2016
(Unaudited)

Corporate Restricted Securities - 93.23%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 72.38%: (C)
1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	$245,450	$328,935
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	369,485
			272,723	698,420

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$334,091	08/01/12	315,395	331,991
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	539,247
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	90,857
			717,265	962,095

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	287 shs.	12/27/07	141,915	622,500
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	113,937
			182,715	736,437

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$2,435,450	03/27/15	2,397,539	2,484,159
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	232,670
Common Stock (B)	703 shs.	03/27/15	703	—
			2,625,800	2,716,829

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$2,999,803	11/18/14	2,955,146	3,077,523
Limited Liability Company Unit	583 uts.	11/18/14	583,000	887,141
			3,538,146	3,964,664

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	$272,727	$691,076

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
11.75% Second Lien Term Loan due 09/17/2019	$3,570,000	03/30/15	3,535,269	3,449,414

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% Senior Subordinated Note due 04/22/2023	$2,812,289	04/22/16	2,765,936	2,875,141
Limited Liability Company Unit (B)	700,000 uts.	04/20/16	700,000	602,000
			3,465,936	3,477,141

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$3,421,947	*	3,385,422	3,421,947
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	1,330,536
* 05/21/13 and 08/01/14.			4,433,322	4,752,483

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% Senior Subordinated Note due 05/18/2021	$1,515,420	11/19/15	1,488,795	1,516,463
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	123,014
			1,714,095	1,639,477

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,022,260	3,166,941
Preferred Stock (B)	425 shs.	08/17/15	424,875	405,298
Common Stock (B)	425 shs.	08/17/15	425	—
			3,447,560	3,572,239

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 01/31/2021 (D)	$1,015,684	07/31/14	996,694	—
Limited Liability Company Unit	92,327 uts.	*	—	—
* 07/31/14 and 10/14/15.			996,694	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$357,447	10/12/12	$354,568	$357,447
13% Senior Subordinated Note due 09/30/2019	$743,826	10/12/12	714,589	743,826
Common Stock (B)	114,894 shs.	10/12/12	114,894	486,376
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	192,554
			1,229,537	1,780,203

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% Senior Subordinated Note due 06/30/2021	$3,241,908	06/30/15	3,187,873	1,004,992
Common Stock (B)	2,876 shs.	06/30/15	318,200	—
			3,506,073	1,004,992

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	100,000	257,325
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	623,582
			500,000	880,907

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note 11/01/2019	$3,390,252	*	3,271,935	3,390,252
Preferred Stock (B)	3,241 shs.	*	324,054	398,870
Preferred Stock (B)	1,174 shs.	*	116,929	144,514
Common Stock (B)	337 shs.	*	35,673	248,719
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	137 shs.	*	13,033	101,193
* 05/09/13 and 11/01/13.			3,761,624	4,283,548

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$2,330,731	01/19/11	2,296,536	2,330,731
14% Senior Subordinated Note due 08/03/2019	$611,900	08/03/12	605,994	611,900
Common Stock (B)	1,125 shs.	01/19/11	112,500	165,305
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	129,940
			3,102,780	3,237,876

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$578,542	03/26/12	$572,001	$511,143
Preferred Stock Series A (B)	205 shs.	09/22/16	20,475	—
Preferred Stock (B)	1,672 shs.	04/11/16	167,240	—
Common Stock (B)	3,981 shs.	*	398,100	—
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	—
* 03/26/12, 05/25/12 and 06/19/12.			1,175,036	511,143

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% Senior Subordinated Note due 04/01/2021	$4,090,192	*	4,023,760	4,091,021
Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	428,566
* 10/01/14 and 07/18/16.			4,407,780	4,519,587

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	1,345,585

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)	467 uts.	03/04/15	298,900	246,721

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	201,660
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	156,104
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	—	1,614,161
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	—	256,539
			268,919	2,228,464

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% Senior Subordinated Note due 06/30/2023	$1,545,267	06/30/16	1,515,603	1,555,002
Preferred Stock Series A (B)	1,538 shs.	06/30/16	146,154	146,154
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	7,692
			1,669,449	1,708,848

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$2,574,455	11/22/13	$2,544,473	$2,588,481
Common Stock (B)	180 shs.	*	1,028,568	835,912
* 11/22/13 and 09/16/16.			3,573,041	3,424,393

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$3,352,741	05/04/12	3,322,642	3,341,992
Preferred Stock (B)	61 shs.	05/04/12	605,841	716,215
Common Stock (B)	61 shs.	05/04/12	67,316	—
			3,995,799	4,058,207

Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/31/2023	$3,500,000	09/28/16	3,430,000	3,430,000

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 12/31/2021	$3,500,000	12/22/15	3,454,086	3,463,797

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$2,661,808	11/21/14	2,616,198	2,715,045
Limited Liability Company Unit (B)	467 uts.	11/19/14	145,833	148,494
			2,762,031	2,863,539

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$1,959,439	04/04/14	1,935,322	1,979,034
14% Senior Subordinated Note due 10/04/2019	$513,826	07/01/16	504,228	517,954
Common Stock (B)	63 shs.	04/04/14	157,314	193,690
			2,596,864	2,690,678

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	231,662
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	511,029
			226,255	742,691

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	$—	$483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	1,023,108
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	128,267
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	111,595
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	198,075
			630,281	1,944,400

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
11.5% Senior Subordinated Note due 11/01/2020	$2,929,728	05/01/15	2,884,304	2,959,025
Common Stock (B)	300 shs.	05/01/15	300,485	495,577
			3,184,789	3,454,602

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	241,827
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	72,830
			184,049	314,657

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
15% Senior Subordinated Note due 03/27/2020	$3,258,356	03/27/14	3,215,984	2,973,985
Common Stock (B)	31,500 shs.	03/27/14	315,000	79,115
			3,530,984	3,053,100

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 03/27/2019	$2,913,481	03/27/13	2,885,274	2,891,247
Common Stock (B)	2,835 shs.	03/27/13	283,465	319,325
			3,168,739	3,210,572

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% Senior Subordinated Note due 01/15/2022	$3,223,670	01/15/16	3,165,020	3,320,381
Common Stock (B)	299 shs.	01/15/16	299,145	317,837
			3,464,165	3,638,218

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
GlynnDevins Acquisition Corporation
A marketing communications agency that service senior living facilities.
Preferred Stock Series A (B)	695 shs.	06/19/15	$143,414	$155,262
Common Stock (B)	695 shs.	06/19/15	5,976	16,768
			149,390	172,030

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	355 shs.	10/31/14	354,730	437,431

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$1,455,729	02/05/14	1,388,381	1,412,864
Common Stock (B)	1,693 shs.	02/05/14	169,271	181,452
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	85,207
			1,631,285	1,679,523

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$2,916,667	12/19/14	2,870,006	3,011,023
Limited Liability Company Unit Preferred (B)	729 uts.	*	729,169	738,989
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—
* 12/19/14 and 4/29/16			3,599,175	3,750,012

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% Senior Subordinated Note due 07/01/2022	$3,204,659	07/01/16	3,143,362	3,215,690
Common Stock (B)	303 shs.	07/01/16	303,333	303,330
			3,446,695	3,519,020

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$2,233,659	02/14/14	2,206,290	2,255,995
12% Senior Subordinated Note due 08/14/2019	$875,000	06/22/15	868,536	892,500
Preferred Stock Series A (B)	2,313 shs.	02/14/14	231,326	255,971
Common Stock (B)	1,666 shs.	02/14/14	1,667	576,547
			3,307,819	3,981,013

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
Common Stock (B)	1,552 shs.	03/09/12	$64,254	$321,167

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
16% Senior Subordinated Note due 01/17/2020	$3,411,697	01/17/14	3,372,462	2,951,655
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	4,442
			3,575,587	2,956,097

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 4/15/2021	$1,687,500	04/15/13	1,633,806	1,704,375
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	2,675,281
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	509,366
			2,273,931	4,889,022

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
13.75% Senior Subordinated Note due 03/31/2021	$2,679,717	12/30/15	2,633,112	2,694,870

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/1/2018	$2,075,581	08/19/08	2,067,256	1,942,886
Common Stock (B)	474 shs.	08/19/08	474,419	86,844
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	22,446
			2,655,448	2,052,176

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12% Senior Subordinated Note due 7/19/2022	$2,284,709	07/19/16	$2,260,213	$2,281,866
Limited Liability Company Unit Class A Preferred (B)	2,705 uts.	09/27/12	270,542	396,681
Limited Liability Company Unit Class A Common (B)	2,185 uts.	09/27/12	2,185	225,493
			2,532,940	2,904,040

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock	279 shs.	10/27/11	232,385	516,314

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/10/2020	$2,199,500	11/10/14	2,166,470	2,217,579
Common Stock (B)	4,667 shs.	11/10/14	466,667	492,783
			2,633,137	2,710,362

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	232,319

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	495,000	980,090
Preferred Stock B (B)	0.17 shs.	12/20/10	—	331
Common Stock	100 shs.	12/20/10	5,000	622,558
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	36 shs.	12/20/10	316,931	518,331
			816,931	2,121,310

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$1,155,163	12/11/13	1,141,676	1,166,715
Limited Liability Company Unit Class A (B)	565 uts.	12/11/13	1,223,588	3,068,813
			2,365,264	4,235,528

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019 (D)	$2,625,505	12/05/12	2,591,756	—
Limited Liability Company Unit (B)	2,493,253 uts.	12/05/12	557,301	—
			3,149,057	—

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	305 shs.	12/23/11	$—	$—
Preferred Stock Series B	86 shs.	12/23/11	—	—
Common Stock	489 shs.	*	19,565	913,439
* 12/23/11 and 06/30/14.			19,565	913,439

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/24/06	134,210	165,200
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	101,374
			205,744	266,574

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	143,088
Common Stock (B)	667 shs.	07/15/08	539,502	654,845
			539,502	797,933

Kyjen Company
A designer and distributor of branded and private label dog toys and accessories primarily in the U.S.
13% Senior Subordinated Note due 10/14/2021	$2,650,320	10/14/15	2,603,728	2,729,830

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	24,109 uts.	*	314,464	327,528
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	45,851
* 05/04/07 and 01/02/08.			357,495	373,379

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 01/15/2018 (D)	$1,259,914	01/15/10	1,212,363	—
15% Senior Subordinated Note due 01/15/2018 (D)	$345,759	10/05/10	343,820	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,749,526	04/17/15	$1,733,561	$1,659,615
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	547,978
			3,090,219	2,207,593

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% Senior Subordinated Note due 09/15/2021	$1,556,005	09/22/15	1,528,980	1,571,565
Limited Liability Company Unit Class B (B)	205,900 uts.	09/22/15	205,900	209,853
			1,734,880	1,781,418

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$1,362,886	09/22/11	1,347,188	1,022,165
15% Senior Subordinated Note due 04/30/2022 (D)	$71,517	08/18/15	71,517	—
Limited Liability Company Unit Series A (B)	684 uts.	05/07/14	44,281	—
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	—
Common Stock Class A	5,578 shs.	08/18/15	—	—
			1,930,819	1,022,165

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$2,239,750	09/30/14	2,204,849	2,284,545
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	276,394
			2,650,304	2,560,939

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$3,127,801	11/02/12	3,095,258	3,127,801
Common Stock (B)	107 shs.	11/02/12	107,143	108,615
			3,202,401	3,236,416

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% Senior Subordinated Note due 10/29/2021	$3,511,898	04/29/16	3,446,092	3,530,459

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$3,014,952	11/30/10	$2,992,695	$3,014,952
Limited Liability Company Unit Class B-1 (B)	225,000 uts.	11/30/10	—	134,342
Limited Liability Company Unit Class B-2 (B)	20,403 uts.	11/30/10	—	12,182
			2,992,695	3,161,476

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$1,530,000	02/02/07	1,528,882	—
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	—
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	68,022
* 12/18/08 and 09/30/09.			3,146,828	68,022

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% Senior Subordinated Note due 5/17/2023	$3,099,913	06/30/16	3,041,691	3,172,416
Common Stock (B)	420 shs.	05/17/16	420,000	481,244
			3,461,691	3,653,660

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	207,094
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	165,421
Common Stock (B)	1,032 shs.	06/04/10	1,032	149,583
			260,470	522,098

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% Senior Subordinated Note due 07/29/2021	$2,940,000	01/29/16	2,886,454	3,028,200
Common Stock Class A (B)	560,000 shs.	01/29/16	560,000	667,539
			3,446,454	3,695,739

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	$111,508	$2,334,350
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	339,333
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	—
			2,536,588	2,673,683

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	375,000 uts.	11/29/12	375,000	—

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$2,149,408	07/31/14	2,120,404	2,118,706
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	259,889
			2,420,889	2,378,595

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$3,266,800	05/29/15	3,212,546	3,332,136
Limited Liability Company Unit Preferred (B)	2,332 uts.	05/29/15	233,200	259,781
Limited Liability Company Unit Common (B)	2,332 uts.	05/29/15	—	157,769
			3,445,746	3,749,686

PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$2,355,829	11/20/14	2,322,246	2,402,946
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	892,227
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	101,094
			2,758,313	3,396,267

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$2,304,719	05/12/15	2,268,333	2,350,813
Common Stock (B)	240 shs.	05/12/15	240,388	354,697
			2,508,721	2,705,510

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	759,957
* 10/21/11 and 08/03/12.

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	6,294 shs.	03/30/12	$251,758	$370,883
Common Stock (B)	2,949 shs.	03/30/12	29,492	528,194
			281,250	899,077

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	74,709
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	30,519
			249,179	105,228

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	743,585
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	188,375
* 08/31/07 and 03/06/08.			620,933	931,960

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	1,452,295	—
Common Stock (B)	1,681 shs.	10/18/13	168,100	—
			1,620,395	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% Senior Subordinated Note due 11/23/2021	$3,500,000	05/23/16	3,433,220	3,565,163

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$2,119,565	12/13/13	2,089,316	2,103,198
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	384,701
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	64,234
			2,467,238	2,552,133

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 12/14/2017	$4,117,068	*	$4,068,396	$3,705,361
Common Stock (B)	115 shs.	12/14/10	114,504	40,885
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	39,903
* 12/14/10, 08/17/12 and 03/31/16.			4,294,647	3,786,149

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% Senior Subordinated Note due 07/31/2021	$2,466,440	07/31/15	2,417,111	2,448,635
Common Stock (B)	139 shs.	07/31/15	158,560	100,482
			2,575,671	2,549,117

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
12.5% Senior Subordinated Note due 04/15/2021	$1,555,600	10/15/15	1,528,488	1,602,268
Limited Liability Company Unit (B)	194,400 uts.	10/15/15	194,400	245,916
			1,722,888	1,848,184

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$1,199,001	12/05/13	—	1,199,001
15% Senior Subordinated Note due 12/05/2020 (D)	$126,792	12/05/13	414,051	126,792
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	10,608
			414,051	1,336,401

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
Limited Liability Company Unit Preferred Class A (B)	295,455 uts.	07/05/13	295,455	429,557

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$2,311,256	01/23/15	2,276,725	2,285,028

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.75% Second Lien Term Loan due 01/29/2023	$3,500,000	01/21/16	3,436,734	3,497,298

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	$348,058	$—
Class C Unit (B)	850,000 uts.	10/29/09	780,572	194,069
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	—
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	—
* 07/19/04 and 10/29/09.			1,744,787	194,069

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	7,368 shs.	03/31/14	736,842	1,133,074

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$3,175,092	11/30/06	1,638,669	2,857,583
Common Stock (B)	191 shs.	11/30/06	191,250	—
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	—
			1,916,412	2,857,583

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% Senior Subordinated Note due 02/03/2021	$759,954	08/03/15	747,714	775,153
Limited Liability Company Unit (B)	751,212 uts.	08/03/15	751,212	1,135,307
			1,498,926	1,910,460

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	616 shs.	12/16/10	616,438	669,475
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	166 shs.	12/16/10	148,003	179,891
			764,441	849,366

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% Senior Subordinated Note due 07/22/2021	$3,214,943	01/22/16	3,157,081	3,311,391
Common Stock (B)	318 shs.	01/22/16	318,182	359,788
			3,475,263	3,671,179

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$2,882,026	11/03/11	$2,861,017	$2,882,026
Common Stock (B)	4,500 shs.	11/03/11	450,000	645,892
			3,311,017	3,527,918

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$3,202,202	03/04/15	3,151,764	2,789,439
Common Stock (B)	3,723 shs.	03/04/15	372,300	173,835
			3,524,064	2,963,274

Total Private Placement Investments (E)			$206,022,921	$210,946,293

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 20.85%:
Bonds - 20.85%
Alere Inc.	6.375%	07/01/23	$1,175,000	$1,190,999	$1,198,500
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	1,067,500
American Airlines Group Inc.	5.500	10/01/19	870,000	896,010	905,887
Amsted Industries	5.375	09/15/24	520,000	520,000	517,400
Beazer Homes USA Inc.	8.750	03/15/22	320,000	320,000	337,600
Belden Inc.	5.250	07/15/24	410,000	410,000	416,150
Boise Cascade Company	5.625	09/01/24	259,000	259,000	262,885
Boyd Gaming Corporation	6.375	04/01/26	197,000	197,000	211,283
Brunswick Corporation	4.625	05/15/21	1,000,000	1,008,733	1,027,500
CITGO Holding, Inc.	10.750	02/15/20	1,000,000	1,019,859	1,002,500
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	901,875
Consolidated Energy Finance S.A.	6.750	10/15/19	1,000,000	991,033	987,500
Constellium N.V.	7.875	04/01/21	743,000	743,000	793,152
Cornerstone Chemical Company	9.375	03/15/18	750,000	756,897	746,250
Coveris Holdings S.A.	7.875	11/01/19	1,000,000	1,000,000	1,022,500
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	496,887
CVR Partners, LP.	9.250	06/15/23	1,000,000	975,786	967,500
Dean Foods	6.500	03/15/23	663,000	663,000	707,089
Diamond 1 Finance Corp/Diamond 2 Finance Corp (Dell)	5.875	06/15/21	228,000	228,000	242,244
Digicel Group Limited	6.000	04/15/21	1,000,000	914,434	883,400
Endo Finance LLC	5.375	01/31/23	1,000,000	981,043	885,000
First Data Corporation	5.000	01/15/24	834,000	834,000	846,510
Gates Global LLC	6.000	07/15/22	1,000,000	782,235	950,000
HD Supply, Inc.	5.250	12/15/21	265,000	265,000	280,237
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	478,750
Hill-Rom Holdings, Inc.	5.750	09/01/23	385,000	385,000	410,911
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	1,020,000
Hughes Satellite Systems Corporation	6.625	08/01/26	1,250,000	1,233,047	1,206,250
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	494,700
Infor (US), Inc.	5.750	08/15/20	226,000	224,178	237,300
International Automotive Component	9.125	06/01/18	1,000,000	981,135	978,750
International Wire Group	8.500	10/15/17	500,000	509,826	500,700
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,037,731	1,058,750
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	776,891	785,625
JDA Escrow LLC	7.375	10/15/24	179,000	179,000	183,922
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	946,656	840,000

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

KeHE Distributors, LLC	7.625%	08/15/21	$1,000,000	$1,047,995	$992,500
Acelity L.P. Inc. fka Kinetic Concepts Inc.	9.625	10/01/21	1,000,000	1,000,000	1,000,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,346,767	1,308,425
Level 3 Communications Inc.	5.250	03/15/26	858,000	879,450	885,885
Mallinckrodt PLC	5.750	08/01/22	1,000,000	1,000,000	986,250
Micron Technology, Inc.	5.250	08/01/23	1,000,000	1,000,000	987,500
Micron Technology, Inc.	7.500	09/15/23	403,000	403,000	447,628
Milacron Financial	7.750	02/15/21	500,000	500,000	520,000
Moog Inc.	5.250	12/01/22	1,000,000	1,006,549	1,033,750
Mustang Merger Corporation	8.500	08/15/21	1,000,000	998,180	1,063,750
NRG Energy, Inc.	6.625	01/15/27	1,000,000	952,560	980,000
Numericable Group SA	6.000	05/15/22	1,000,000	977,452	1,020,000
Onex Corporation	8.500	10/01/22	352,000	352,000	273,680
OPE KAG Finance Sub	7.875	07/31/23	1,750,000	1,816,863	1,658,125
Pinnacle Operating Corporation	9.000	11/15/20	1,000,000	1,030,849	695,000
Prime Security Services Borrower	9.250	05/15/23	1,000,000	1,000,000	1,090,000
PSPC Escrow Corp	6.500	02/01/22	299,000	254,549	290,777
Sabre GLBL Inc.	5.250	11/15/23	251,000	251,000	255,393
Signode Industrial Group	6.375	05/01/22	1,265,000	1,235,846	1,280,813
Sinclair Television Group, Inc.	5.125	02/15/27	1,000,000	1,000,000	977,500
Sirius XM Radio Inc.	5.375	04/15/25	250,000	250,000	258,125
Sirius XM Radio Inc.	5.375	07/15/26	1,000,000	995,619	1,027,500
Sunoco LP	6.250	04/15/21	840,000	835,282	865,200
Surgical Care Affiliates, Inc.	6.000	04/01/23	918,000	918,000	963,900
Tallgrass Operations LLC	5.500	09/15/24	605,000	605,000	609,538
TeamHealth Holdings Inc	7.250	12/15/23	235,000	235,000	252,919
Teine Energy Ltd.	6.875	09/30/22	900,000	894,236	900,000
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	967,260
Tullow Oil Plc	6.250	04/15/22	725,000	534,518	648,875
United States Steel Corp.	8.375	07/01/21	195,000	195,000	213,281
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	1,048,750
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	329,063
Univision Communications, Inc.	5.125	02/15/25	860,000	870,313	865,375
UPCB Finance IV Limited	5.375	01/15/25	425,000	425,000	426,976
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	880,965	853,600
Virgin Media Secured Finance PLC	5.250	01/15/26	1,000,000	1,007,054	1,015,000
VRX Escrow Corp.	6.125	04/15/25	782,000	782,000	673,498
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	1,010,000
Welltec A/S	8.000	02/01/19	750,000	743,688	724,688

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

West Corporation	5.375%	07/15/22	$1,000,000	$984,601	$980,000
Western Digital Corporation	10.500	04/01/24	494,000	494,000	573,040
WMG Acquisition Corp.	6.750	04/15/22	1,000,000	1,041,227	1,057,500
Wolverine World Wide, Inc.	5.000	09/01/26	666,000	666,000	672,660
Zekelman Industries, Inc	9.875	06/15/23	230,000	230,000	242,650

Total Bonds				60,740,056	60,779,381

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				60,740,056	60,779,381

Total Corporate Restricted Securities				$266,762,977	$271,725,674

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Public Securities - 13.33%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.41%
Ascent Resource - Marcellus LLC	8.500%	07/09/21	$209,882	$207,698	$17,053
Aquilex Holdings LLC	6.500	12/31/20	273,411	272,992	261,107
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	993,833	650,000
Fieldwood Energy LLC	8.000	08/31/20	344,430	306,980	285,447
Fieldwood Energy LLC	8.375	09/30/20	1,044,008	452,033	405,420
Fieldwood Energy LLC	8.375	09/30/20	1,455,992	740,139	1,011,914
Seadrill Partners Finco, LLC	4.000	02/21/21	992,347	446,814	492,035
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	993,171	990,000

Total Bank Loans				4,413,660	4,112,976

Bonds - 11.92%
Accuride Corp	9.500	08/01/18	1,500,000	1,515,178	1,500,000
ADT Security Services Corporation	4.125	06/15/23	1,000,000	876,888	985,000
Alere Inc.	7.250	07/01/18	940,000	964,675	961,150
Anixter, Inc.	5.125	10/01/21	421,000	421,000	438,892
Anixter, Inc.	5.500	03/01/23	1,000,000	1,000,000	1,047,500
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	809,000
Calpine Corporation	5.750	01/15/25	700,000	700,000	691,250
Clearwater Paper Corporation	4.500	02/01/23	750,000	744,782	750,937
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,255	1,488,750
Commercial Vehicle Group Inc.	7.875	04/15/19	930,000	943,895	927,675
CPI International, Inc.	8.750	02/15/18	760,000	757,768	777,100
CVR Refining LLC	6.500	11/01/22	650,000	633,326	588,250
EP Energy Corporation	9.375	05/01/20	819,000	384,883	579,442
Ferrellgas Partners, L.P	6.750	01/15/22	465,000	465,000	413,850
Ferrellgas Partners, L.P	8.625	06/15/20	1,048,000	1,049,017	1,029,660
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	307,938
GEO Group, Inc. (The)	5.875	01/15/22	1,000,000	948,062	900,000
HCA Holdings, Inc.	5.375	02/01/25	150,000	152,420	154,875
HealthSouth Corporation	5.125	03/15/23	378,000	370,244	377,055
HealthSouth Corporation	5.750	11/01/24	579,000	582,609	599,624
Hornbeck Offshore Services, Inc.	1.500	09/01/19	1,000,000	515,000	570,000
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,164,436	1,155,750
Kindred Healthcare, Inc.	8.750	01/15/23	1,000,000	1,000,000	1,000,000
Lamar Media Corp.	5.375	01/15/24	320,000	320,000	336,000
Laredo Petroleum, Inc.	5.625	01/15/22	1,000,000	944,590	970,000
Lear Corporation	4.750	01/15/23	750,000	739,510	779,063
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,007,500
Meritor, Inc.	7.875	03/01/26	669,000	663,403	899,804
MPLX LP	4.875	12/01/24	1,000,000	1,000,000	1,034,326

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Public Securities - (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Netflix, Inc.	5.500%	02/15/22	$605,000	$605,000	$651,131
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	957,500
Omnova Solutions, Inc.	7.875	11/01/18	900,000	906,724	903,240
Perry Ellis International, Inc.	7.875	04/01/19	250,000	248,877	252,813
P.H. Glatfelter Company	5.375	10/15/20	1,000,000	1,008,279	1,010,000
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	944,790	1,015,000
Precision Drilling Corporation	6.625	11/15/20	750,000	763,031	695,625
Sanchez Energy Corporation	6.125	01/15/23	1,000,000	715,223	802,500
Select Medical Corporation	6.375	06/01/21	650,000	656,743	639,438
Sprint Corporation	7.125	06/15/24	315,000	315,000	307,125
Sprint Corporation	7.875	09/15/23	685,000	685,000	689,281
Tenet Healthcare Corporation	6.750	06/15/23	725,000	721,797	674,250
Summit Midstream Holdings, LLC	5.500	08/15/22	170,000	123,320	161,925
Suburban Propane Partners, L.P.	5.750	03/01/25	1,000,000	1,000,000	1,012,500
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,030,000
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	871,813

Total Bonds				34,102,725	34,754,532

Common Stock - 0.00%
Chase Packaging Corporation			9,541	—	177

Total Common Stock				—	177

Total Corporate Public Securities				$38,516,385	$38,867,685

Total Investments	106.56%			$305,279,362	$310,593,359

Other Assets	7.30				21,277,593

Liabilities	(13.86)				(40,399,150)

Total Net Assets	100.00%				$291,471,802

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of September 30, 2016, the value of these securities amounted to $210,946,293 or 72.38% of net assets.
^	Effective yield at purchase
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 4.16%
API Technologies Corp.	$3,477,141
CPI International, Inc.	777,100
FMH Holdings Corporation	3,454,602
Merex Holding Corporation	1,022,165
Sunvair Aerospace Group Inc.	2,549,117
Whitcraft Holdings, Inc.	849,366
12,129,491

AIRLINES - 0.31%
American Airlines Group Inc.	905,887

AUTOMOTIVE - 10.63%
Accuride Corp	1,500,000
Aurora Parts & Accessories LLC	3,572,239
CG Holdings Manufacturing Company	4,283,548
Commercial Vehicle Group Inc.	927,675
DPL Holding Corporation	4,058,207
Gates Global LLC	950,000
Grakon Parent	437,431
International Automotive Component	978,750
J A C Holding Enterprises, Inc.	2,121,310
J.B. Poindexter Co., Inc.	1,058,750
K & N Parent, Inc.	913,439
Lear Corporation	779,063
Meritor, Inc.	1,907,304
Moog Inc.	1,033,750
Power Stop Holdings LLC	3,749,686
Randy's Worldwide Automotive	2,705,510
30,976,662

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.40%
Icahn Enterprises L.P.	1,155,750

BUILDING MATERIALS - 10.93%
ARI Holding Corporation	4,752,483
Boise Cascade Company	262,885
Happy Floors Acquisition, Inc.	3,519,020
Janus Group Holdings LLC	4,235,528
NSi Industries Holdings, Inc.	3,653,660
Pearlman Enterprises, Inc.	2,673,683
Ply Gem Industries, Inc.	1,015,000

Fair Value/ Market Value

Signature Systems Holdings Company	$105,228
Sunrise Windows Holding Company	3,786,149
Torrent Group Holdings, Inc.	1,336,401
Wellborn Forest Holding Company	2,857,583
Wolf-Gordon, Inc.	3,671,179
31,868,799

CABLE & SATELLITE - 1.63%
Altice S.A.	1,067,500
Hughes Satellite Systems Corporation	1,206,250
Unitymedia KabelBW GmbH	1,048,750
UPCB Finance IV Limited	426,976
Virgin Media Secured Finance PLC	1,015,000
4,764,476

CHEMICALS - 2.99%
Compass Chemical International LLC	246,721
Consolidated Energy Finance S.A.	987,500
Cornerstone Chemical Company	746,250
CVR Partners, LP.	967,500
INEOS Group Holdings PLC	494,700
LBC Tank Terminals Holding Netherlands B.V.	1,308,425
Omnova Solutions, Inc.	903,240
Pinnacle Operating Corporation	695,000
Polytex Holdings LLC	2,378,595
8,727,931

CONSTRUCTION MACHINERY - 0.31%
Safety Infrastructure Solutions	899,077

CONSUMER CYCLICAL SERVICES - 3.81%
ADT Security Services Corporation	985,000
CHG Alternative Education Holding Company	3,237,876
Church Services Holding Company	511,143
GEO Group, Inc. (The)	900,000
PPC Event Services	3,396,267
Prime Security Services Borrower	1,090,000
West Corporation	980,000
11,100,286

CONSUMER PRODUCTS - 8.90%
AMS Holding LLC	691,076
Animal Supply Company	3,449,414
Blue Wave Products, Inc.	1,780,203

See Notes to Consolidated Financial Statements

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

gloProfessional Holdings, Inc.	$3,210,572
GTI Holding Company	1,679,523
Handi Quilter Holding Company	3,750,012
HHI Group, LLC	2,956,097
K N B Holdings Corporation	266,574
Kyjen Company	2,729,830
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	2,207,593
Perry Ellis International, Inc.	252,813
York Wall Holding Company	2,963,274
25,936,981

DIVERSIFIED MANUFACTURING - 5.77%
ABC Industries, Inc.	962,095
Advanced Manufacturing Enterprises LLC	—
Airxcel Holdings	3,964,664
Amsted Industries	517,400
Belden Inc.	416,150
BP SCI LLC	880,907
CTP Transportation Products, LLC	496,887
F G I Equity LLC	1,944,400
Forum Energy Technologies	307,938
Ideal Tridon Holdings, Inc.	516,314
K P I Holdings, Inc.	797,933
Motion Controls Holdings	3,161,476
NetShape Technologies, Inc.	68,022
Strahman Holdings Inc	2,552,133
Zekelman Industries, Inc	242,650
16,828,969

ELECTRIC - 0.57%
Calpine Corporation	691,250
NRG Energy, Inc.	980,000
1,671,250

ENERGY - 0.23%
Ascent Resource - Marcellus LLC	17,053
Caelus Energy Alaska, LLC	650,000
667,053

FINANCIAL OTHER - 0.62%
Hub International Ltd.	1,020,000
Insurance Claims Management, Inc.	232,319
Fair Value/ Market Value

Onex Corporation	$273,680
PSPC Escrow Corp	290,777
1,816,776

FOOD & BEVERAGE - 9.28%
1492 Acquisition LLC	698,420
Dean Foods	707,089
Eagle Family Foods, Inc.	3,463,797
F F C Holding Corporation	742,691
GenNx Novel Holding, Inc.	3,053,100
Hollandia Produce LLC	2,694,870
Hospitality Mints Holding Company	2,052,176
Impact Confections	2,710,362
JBS USA Holdings, Inc.	785,625
JMH Investors LLC	—
KeHE Distributors, LLC	992,500
PANOS Brands LLC	3,695,739
Westminster Acquisition LLC	1,910,460
WP Supply Holding Corporation	3,527,918
27,034,747

GAMING - 1.25%
Boyd Gaming Corporation	211,283
CTM Holding, Inc.	3,424,393
3,635,676

HEALTHCARE - 5.47%
Acelity L.P. Inc. fka Kinetic Concepts Inc.	1,000,000
Alere Inc.	2,159,650
CORA Health Services, Inc.	1,708,848
ECG Consulting Group	2,863,539
GD Dental Services LLC	314,657
HCA Holdings, Inc.	154,875
Healthcare Direct Holding Company	321,167
HealthSouth Corporation	976,679
Hill-Rom Holdings, Inc.	410,911
Kindred Healthcare, Inc.	1,000,000
Select Medical Corporation	639,438
Surgical Care Affiliates, Inc.	963,900
Synarc-BioCore Holdings, LLC	990,000
TeamHealth Holdings Inc	252,919
Tenet Healthcare Corporation	674,250
TherOX, Inc.	—

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Touchstone Health Partnership	$—
Valeant Pharmaceuticals International	853,600
VRX Escrow Corp.	673,498
15,957,931

HOME CONSTRUCTION - 0.47%
Beazer Homes USA Inc.	337,600
William Lyon Homes	1,030,000
1,367,600

INDEPENDENT - 2.42%
Antero Resources Corporation	809,000
EP Energy Corporation	579,442
Fieldwood Energy LLC	1,702,781
Jupiter Resources Inc.	840,000
Laredo Petroleum, Inc.	970,000
Precision Drilling Corporation	695,625
Sanchez Energy Corporation	802,500
Tullow Oil Plc	648,875
7,048,223

INDUSTRIAL OTHER - 8.63%
Advanced Technologies Holdings	736,437
AFC - Dell Holding Corporation	2,716,829
Aquilex Holdings LLC	261,107
Brunswick Corporation	1,027,500
Clough, Harbour and Associates	1,345,585
Connecticut Electric, Inc.	2,228,464
Hartland Controls Holding Corporation	3,981,013
Hi-Rel Group LLC	4,889,022
HVAC Holdings, Inc.	2,904,040
International Wire Group	500,700
Mail Communications Group, Inc.	373,379
MC Sign Holdings LLC	1,781,418
Milacron Financial	520,000
O E C Holding Corporation	522,098
Smart Source Holdings LLC	931,960
SMB Machinery Holdings, Inc.	—
Tranzonic Holdings LLC	429,557
25,149,109

MEDIA & ENTERTAINMENT - 3.50%
BlueSpire Holding, Inc.	1,004,992
Fair Value/ Market Value

GlynnDevins Acquisition Corporation	$172,030
HOP Entertainment LLC	—
Lamar Media Corp.	336,000
Money Mailer Equity LLC	3,530,459
Netflix, Inc.	651,131
Sinclair Television Group, Inc.	977,500
Sirius XM Radio Inc.	1,285,625
Univision Communications, Inc.	1,194,438
WMG Acquisition Corp.	1,057,500
10,209,675

METALS & MINING - 0.86%
Commercial Metals Company	1,488,750
Constellium N.V.	793,152
United States Steel Corp.	213,281
2,495,183

MIDSTREAM - 1.61%
CVR Refining LLC	588,250
Ferrellgas Partners, L.P	1,443,510
Suburban Propane Partners, L.P.	1,012,500
Summit Midstream Holdings, LLC	161,925
Sunoco LP	865,200
Tallgrass Operations LLC	609,538
4,680,923

OIL FIELD SERVICES - 2.05%
Avantech Testing Services LLC	—
Hilcorp Energy Company	478,750
Hornbeck Offshore Services, Inc.	570,000
Oasis Petroleum Inc.	957,500
Petroplex Inv Holdings LLC	—
Seadrill Partners Finco, LLC	492,035
Teine Energy Ltd.	900,000
Topaz Marine S.A.	967,260
Welltec A/S	724,688
WPX Energy, Inc.	871,813
5,962,046

PACKAGING - 1.78%
ASC Holdings, Inc.	1,639,477
Chase Packaging Corporation	177
Coveris Holdings S.A.	1,022,500

See Notes to Consolidated Financial Statements

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Mustang Merger Corporation	$1,063,750
Signode Industrial Group	1,280,813
Vitex Packaging Group, Inc.	194,069
5,200,786

PAPER - 1.78%
Clearwater Paper Corporation	750,937
Dunn Paper	3,430,000
P.H. Glatfelter Company	1,010,000
5,190,937

PHARMACEUTICALS - 3.12%
Clarion Brands Holding Corp.	4,519,587
Endo Finance LLC	885,000
ERG Holding Company LLC	2,690,678
Mallinckrodt PLC	986,250
9,081,515

REFINING - 2.67%
CITGO Holding, Inc.	1,002,500
CITGO Petroleum Corporation	901,875
MES Partners, Inc.	2,560,939
MPLX LP	1,034,326
Tristar Global Energy Solutions, Inc.	2,285,028
7,784,668

RETAILERS - 0.33%
HD Supply, Inc.	280,237
Wolverine World Wide, Inc.	672,660
952,897

Fair Value/ Market Value
TECHNOLOGY - 5.74%
Anixter, Inc.	$1,486,392
Diamond 1 Finance Corp / Diamond 2 Finance Corp (Dell)	242,244
First Data Corporation	846,510
Glynlyon Holding Companies, Inc.	3,638,218
Infor (US), Inc.	237,300
JDA Escrow LLC	183,922
Micron Technology, Inc.	1,435,128
REVSpring, Inc.	759,957
Sabre GLBL Inc.	255,393
Software Paradigms International Group, LLC	3,565,163
Veritext Corporation	3,497,298
Western Digital Corporation	573,040
16,720,565

TRANSPORTATION SERVICES - 3.05%
MNX Holding Company	3,236,416
OPE KAG Finance Sub	1,658,125
Team Drive-Away Holdings LLC	1,848,184
VP Holding Company	1,133,074
Watco Companies, L.L.C.	1,010,000
8,885,799

WIRELESS - 1.29%
Digicel Group Limited	883,400
Level 3 Communications Inc.	885,885
Numericable Group SA	1,020,000
Sprint Corporation	996,406
3,785,691

Total Investments - 106.56%	$310,593,359

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Corporate Investors (formerly known as Babson Capital Corporate Investors) (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985. In order to clarify the Trust's relationship to Barings LLC (formerly known as Babson Capital Management LLC), as of September 12, 2016, the Trust's name was changed to replace "Babson Capital Corporate Investors" with "Barings Corporate Investors".

The Trust is a diversified closed-end management investment company. Barings LLC, a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("CI Subsidiary Trust") for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services—Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Barings LLC. Barings LLC has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings LLC considers all relevant factors that are reasonably available, through either public information or information directly available to Barings LLC, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings LLC. In approving valuations, the Trustees will consider reports by Barings LLC analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings LLC has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $210,946,293 (72.38% of net assets) as of September 30, 2016 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2016, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings LLC conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings LLC is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings LLC continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings LLC believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company's EBITDA and/or valuation multiple would result in significant increases/ (decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2016.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Corporate Bonds	$149,576,752	Discounted Cash Flows	Discount Rate	9.0% to 19.8%	12.2%

	$9,766,582	Market Approach	Valuation Multiple	3.8x to 10.2x	8.1x

			EBITDA	$(11.5) million to $9.9 million	$5.5 million
Equity Securities	$51,602,959	Market Approach	Valuation Multiple	3.8x to 12.2x	8.2x

			Discount for lack of marketability	0% to 20%	0.6%

			EBITDA	$(11.5) million to $157.7 million	$26.6 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets as of September 30, 2016:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$220,122,715	$—	$60,779,381	$159,343,334
Common Stock - U.S.	16,681,368	—	—	16,681,368
Preferred Stock	9,922,661	—	—	9,922,661
Partnerships and LLCs	24,998,930	—	—	24,998,930
Public Securities
Bank Loans	4,112,976	—	4,112,976	—
Corporate Bonds	34,754,532	—	34,754,532	—
Common Stock - U.S.	177	177	—	—
Total	$310,593,359	$177	$99,646,889	$210,946,293
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2015	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 9/30/2016
Restricted Securities
Corporate Bonds	$144,499,690	$(4,479,921)	$38,486,648	(9,290,073)	$(9,873,010)	$—	$—	$159,343,334
Common Stock - U.S.	17,650,577	984,282	1,732,374	(3,685,865)	—	—	—	16,681,368
Preferred Stock	13,760,307	2,342,875	333,869	(6,514,390)	—	—	—	9,922,661
Partnerships and LLCs	21,562,089	4,840,497	1,315,920	(2,719,576)	—	—	—	24,998,930
	$197,472,663	$3,687,733	$41,868,811	$(22,209,904)	$(9,873,010)	$—	$—	$210,946,293
There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$398,931	—
Net realized gain on investments before taxes	$4,304,352	—
Net change in unrealized depreciation of investments before taxes	$(1,015,550)	(2,345,472)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2016, the CI Subsidiary Trust has incurred income tax expense of $394,709.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2016, the CI Subsidiary Trust has a deferred tax liability of $2,376,427.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the nine months ended September 30, 2016.

Each of the Trust's Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract
A. Services:

Under an Investment Services Contract (the "Contract") with the Trust, Barings LLC agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings LLC represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings LLC also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings LLC is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings LLC, approve the valuation of the Trust's net assets as of such day.

4.	Senior Secured Indebtedness
MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2016, the Trust incurred total interest expense on the Note of $1,188,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the nine months ended 09/30/2016
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$60,837,981	$49,071,040
Corporate public securities	8,080,242	19,870,440

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2016. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of September 30, 2016 is $5,313,997 and consists of $32,816,198 appreciation and $27,502,201 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $2,376,427 on net unrealized losses on the CI Subsidiary Trust.

Barings Corporate Investors
(formerly known as Babson Capital Corporate Investors)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

6.	Quarterly Results of Investment Operations (Unaudited)

	March 31, 2016

	Amount	Per Share
Investment income	$6,313,481
Net investment income	4,808,831	$0.24
Net realized and unrealized loss on investments (net of taxes)	1,368,826	0.07

	June 30, 2016

	Amount	Per Share
Investment income	$7,014,018
Net investment income	5,503,645	$0.28
Net realized and unrealized gain on investments (net of taxes)	2,858,595	0.15

	September 30, 2016

	Amount	Per Share
Investment income	$6,815,924
Net investment income	5,290,597	$0.27
Net realized and unrealized gain on investments (net of taxes)	6,058,772	0.31

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD.; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

●	Applications or other forms, interviews, or by other means;

●	Consumer or other reporting agencies, government agencies, employers or others;

●	Your transactions with us, our affiliates, or others; and

●	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number— whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

September 2016

Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief
Financial Officer

Janice M. Bishop
Vice President, Secretary &
Chief Legal Officer

Sean Feeley
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.